SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) August 13, 2003
                                                         ---------------


                                 CYBERADS, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


            Florida                       333-62690              65-1000634
            -------                       ---------              ----------
(State of other jurisdiction      (Commission File Number)     (IRS Employer
      or incorporation)                                      Identification No.)


           6001 Park of Commerce Boulevard, Boca Raton, Florida 33487
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (561) 237-4001
                                                           --------------


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          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountants.

         (A)  Previous Independent Accountants
              --------------------------------

              (i) Weinberg & Company, P.A. ("Weinberg"), by letter dated August 13, 2003, was dismissed as the independent accountant for CyberAds, Inc. (the "Company") for the reasons specified in the last paragraph of this item. Weinberg did not receive the termination letter until August 19, 2003. Weinberg had been the independent accountant for, and audited the financial statements of, the Company.

              (ii) The reports of Weinberg on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to audit scope or accounting principles. The audit reports contained a modification expressing substantial doubt about the Company's ability to continue as a going concern. This modification was attributable to the circumstance that the Company had suffered recurring losses from operations, had a stockholders' deficit and a working capital deficit.

              (iii) The Company's Board of Directors unanimously approved the dismissal of Weinberg.

              (iv) In connection with the audits for the two most recent fiscal years and in connection with Weinberg's review of the subsequent interim period preceding dismissal on August 13, 2003, there have been no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Weinberg to make a reference thereto in its report on the Company's financial statements for those periods. During the two most recent fiscal years and prior to the date hereof, the Company had no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-B).

         The Company has requested that Weinberg furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Weinberg agrees with the above statements. A form of such letter is attached as an exhibit to this Report on Form 8-K.

         (B)  Engagement of New Independent Auditors
              --------------------------------------

         The Company engaged Timothy L. Steers, CPA ("Steers") as its new independent accountants as of August 13, 2003 as the Company's Board of Directors determined that it would be more cost effective using the services of Steers. Prior to such date, the Company did not consult with Steers regarding
(i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered by Steers.

         The Company's Form 10-QSB filed on August 18, 2003 was reviewed by Steers and not Weinberg, and Weinberg's termination preceded that review.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

             (16) Letter from Weinberg to the Securities and Exchange Commission


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CYBERADS, INC.



                                          By: /s/ Lawrence Levinson
                                              -------------------------------
                                              Lawrence Levinson, Chairman and
                                              Chief Executive Officer


DATED:  August 19, 2003












































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